Exhibit 32

Certification of the Chief Executive Officer and the

Acting Chief Financial Officer Pursuant to 18 U.S.C.

Section 1350, as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

I, S. Scott Harding, Chief Executive Officer of ADVO, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 26, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2005	By:	/s/ S. SCOTT HARDING
S. Scott Harding
Chief Executive Officer

I, Donald E. McCombs, Executive Vice President, President – Operations Group and Acting Chief Financial Officer of ADVO, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 26, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2005	By:	/s/ DONALD E. MCCOMBS
Donald E. McCombs
Executive Vice President, President – Operations Group and Acting Chief Financial Officer